UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

AMERICAN REPROGRAPHICS COMPANY
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 949-5100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2007, American Reprographics Company (the “Company”) and American Reprographics Company, L.L.C. (the “Borrower”) entered into an interest rate swap transaction (the “Swap Transaction”) with Wells Fargo Bank, N.A. as the counterparty under that certain ISDA Master Agreement dated December 19, 2007 (“ISDA Master Agreement”). The Company and the Borrower entered into the Swap Transaction in order to hedge the floating rate interest risk on the Company’s variable rate debt. Under the terms of the Swap Transaction, the Company and the Borrower are required to make quarterly fixed rate payments to the counterparty calculated based on an initial notional amount of $271,562,500.00 at a fixed rate of 4.1375%, while the counterparty is obligated to make quarterly floating rate payments to the Company and the Borrower based on the three month London Interbank Offered Rate (“LIBOR”) rounded up to the nearest 1/16th on the same referenced notional amount. The notional amount of the interest rate swap is scheduled to decline over time as described in the ISDA Master Agreement. The Swap Transaction has an effective date of March 31, 2008 and a termination date of December 6, 2012.

The Company and the Borrower expect the Swap Transaction to qualify for hedge accounting under Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, and do not anticipate that changes in fair value will be subject to mark-to-market accounting through earnings.

The material terms of the Swap Transaction are qualified in their entirety by the terms of the ISDA Master Agreement attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	ISDA Master Agreement dated as of December 19, 2007 by and among American Reprographics Company, American Reprographics Company, L.L.C., and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007	AMERICAN REPROGRAPHICS COMPANY

	By:	/s/ Kumarakulasingam Suriyakumar

Kumarakulasingam Suriyakumar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	ISDA Master Agreement dated as of December 19, 2007 by and among American Reprographics Company, American Reprographics Company, L.L.C., and Wells Fargo Bank, N.A.

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